MAINSTAY VP FUNDS TRUST

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Eagle Small Cap Growth Portfolio
MainStay VP Janus Balanced Portfolio
MainStay VP MFS® Utilities Portfolio
MainStay VP PIMCO Real Return Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Van Eck Global Hard Assets Portfolio

(the “Portfolios”)

Supplement dated January 8, 2015 (“Supplement”)

to the Prospectus dated May 1, 2014, as supplemented

At a Special Meeting of Shareholders held on January 5, 2015, the shareholders of each Portfolio approved a proposal allowing New York Life Investment Management LLC, the investment manager of each Portfolio, to enter into and/or materially amend agreements with certain subadvisors without obtaining shareholder approval.

The second and third paragraphs of the section of the Prospectus entitled “Who Manages Your Money?” are deleted and replaced with the following:

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolios. The Manager and the Fund have obtained an exemptive order (the “Order”) from the Securities and Exchange Commission (“SEC”) permitting the Manager, on behalf of a Portfolio and subject to the approval of the Board, including a majority of the independent members of the Board, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions, including that each Portfolio will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. Please see the SAI for more information on the Order.

In addition, the Manager and the Portfolios have applied for a new exemptive order from the SEC (the “New Order”), which would replace the Order, to permit New York Life Investments, on behalf of a Portfolio and subject to the approval of the Board, including a majority of the independent members of the Board, to hire or terminate, and to modify any existing or future subadvisory agreement with, unaffiliated subadvisors and subadvisors that are wholly-owned subsidiaries (as defined in the 1940 Act) of New York Life Investments, or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments. As with the Order, the New Order would be subject to certain conditions, including that each Portfolio would notify shareholders and provide them with certain information required by the New Order within 90 days of hiring a new subadvisor. There can be no guarantee that the SEC will grant the New Order.

The shareholders of each Portfolio have approved the use of the Order. Additionally, the shareholders of MainStay VP Emerging Markets Equity Portfolio, MainStay VP Eagle Small Cap Growth Portfolio, MainStay VP Janus Balanced Portfolio, MainStay VP MFS® Utilities Portfolio, MainStay VP PIMCO Real Return Portfolio, MainStay VP T. Rowe Price Equity Income Portfolio, and MainStay VP Van Eck Global Hard Assets Portfolio have approved the use of the New Order, if and when it is granted.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.